Exhibit 10.4

FORM OF

INTELLECTUAL PROPERTY MATTERS AGREEMENT

by and between

DANAHER CORPORATION

and

FORTIVE CORPORATION

Dated as of [●], 2016

FORM OF

INTELLECTUAL PROPERTY MATTERS AGREEMENT

This INTELLECTUAL PROPERTY MATTERS AGREEMENT (this “Agreement”), dated as of [●], 2016 (the “Effective Date”), is entered into by and between Danaher Corporation (“Danaher”), a Delaware corporation, and Fortive Corporation (“Fortive”), a Delaware corporation. “Party” or “Parties” means Danaher or Fortive, individually or collectively, as the case may be.

W I T N E S S E T H:

WHEREAS, the Parties have entered into that certain Separation Agreement, dated [●] (the “Separation Agreement”); and

WHEREAS, as of the Effective Date, the Danaher Group may own certain Patents and Know-How that are necessary or used in the Fortive Business as of the Effective Date, and the Fortive Group may own certain Patents and Know-How that are necessary or used in the Danaher Retained Businesses as of the Effective Date, and Danaher wishes to grant to Fortive, and Fortive wishes to grant to Danaher, a license to such Intellectual Property in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. (a) Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Separation Agreement.

The following capitalized terms used in this Agreement shall have the meanings set forth below:

“Danaher Field of Use” shall mean the Danaher Retained Business and natural evolutions or extensions thereof.

“Danaher Licensed IP” shall mean the Danaher Licensed Know-How and Danaher Licensed Patents, excluding DBS (as licensed under the DBS License Agreement).

“Danaher Licensed Know-How” shall mean the Know-How that is owned by the Danaher Group as of the Effective Date but used in the Fortive Business as of the Effective Date.

“Danaher Licensed Patents” shall mean the Patents that are owned by the Danaher Group as of the Effective Date but used in the Fortive Business as of the Effective Date, and all other Patents that claim priority to such Patents to the extent the claims thereof are fully supported by such Patents.

“Fortive Field of Use” shall mean the Fortive Business and natural evolutions or extensions thereof.

“Fortive Licensed IP” shall mean the Fortive Licensed Know-How and Fortive Licensed Patents.

“Fortive Licensed Know-How” shall mean the Know-How that is owned by the Fortive Group as of the Effective Date but used in the Fortive Business as of the Effective Date.

“Fortive Licensed Patents” shall mean the Patents that are owned by the Fortive Group as of the Effective Date but used in the Danaher Retained Business as of the Effective Date, and all other Patents that claim priority to such Patents to the extent the claims thereof are fully supported by such Patents.

“Know-How” shall mean trade secrets, and all other confidential or proprietary information, know-how, inventions, processes, formulae, models, and methodologies, excluding Patents.

“Licensee” shall mean Fortive with respect to the Danaher Licensed IP and Danaher with respect to the Fortive Licensed IP.

“Licensor” shall mean Fortive with respect to the Fortive Licensed IP, and Danaher with respect to the Danaher Licensed IP.

“Licensee Field of Use” shall mean with respect to Fortive, the Fortive Field of Use, and, with respect to Danaher, the Danaher Field of Use.

“Licensed IP” shall mean the Fortive Licensed IP, as licensed to Danaher hereunder, and the Danaher Licensed IP, as licensed to Fortive hereunder.

“Licensor IP” shall mean with respect to Fortive, the Fortive Licensed IP, and, with respect to Danaher, the Danaher Licensed IP.

“Patents” shall mean patents and patent applications, and any and all related national or international counterparts thereto, including any divisionals, continuations, continuations-in-part, reissues, reexaminations, substitutions and extensions thereof.

“Third Party” means any Person other than Danaher, Fortive, and their respective Affiliates.

“Valid Claim” means a claim of an issued and unexpired Patent that (i) has not been revoked or held unenforceable or invalid by a decision of a court or other Governmental Entity of competent jurisdiction from which no appeal can be taken or has been taken within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied, or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country.

ARTICLE II

GRANTS OF RIGHTS

Section 2.01 License to Fortive of Danaher Licensed IP. Subject to the terms and conditions of this Agreement, Danaher hereby grants, and shall cause its Affiliates to grant, to Fortive a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (in connection with activities in the Fortive Field of Use by Fortive and its Affiliates but not for the independent use of Third Parties), and worldwide license to the Danaher Licensed IP in the Fortive Field of Use (“Fortive License”). Subject to the terms and conditions of this Agreement, the Fortive License shall include the right to exercise any and all rights in the Danaher Licensed IP in the Fortive Field of Use, including the right to use, practice, copy, perform, render, develop, modify, and make derivative works of the Danaher Licensed IP within the Fortive Field of Use and to make, have made, use, sell, offer for sale, and import any products or services, in each case with respect to the Fortive Field of Use.

Section 2.02 License to Danaher of Fortive Licensed IP. Subject to the terms and conditions of this Agreement, Fortive hereby grants, and shall cause its Affiliates to grant, to Danaher a personal, non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (in connection with activities in the Danaher Field of Use by Danaher and its Affiliates but not for the independent use of Third Parties), and worldwide license to the Fortive Licensed IP solely within the Danaher Field of Use (“Danaher License”). Subject to the terms and conditions of this Agreement, the foregoing license shall include the right to exercise any and all rights in the Fortive Licensed IP in the Danaher Field of Use, including the right to use, practice, copy, perform, render, develop, modify, and make derivative works of the Fortive Licensed IP within the Danaher Field of Use and to make, have made, use, sell, offer for sale, and import any products or services, in each case with respect to the Danaher Field of Use.

Section 2.03 Limitations. Notwithstanding anything to the contrary herein, the licenses hereunder are subject to any rights of or obligations owed to any Third Party under any agreement existing as of the Effective Date between Licensor or its Affiliates and any such Third-Party.

Section 2.04 Reservation of Rights. Each Party reserves its and its Affiliates’ rights in and to all Intellectual Property that is not expressly licensed hereunder. Without limiting the foregoing, this Agreement and the licenses and rights granted herein do not, and shall not be construed to, confer any rights upon either Party, its Affiliates, or its Sublicensees by implication, estoppel, or otherwise as to any of the other Party’s or its Affiliates’ Intellectual Property, except as otherwise expressly set forth herein.

ARTICLE III

INTELLECTUAL PROPERTY OWNERSHIP

Section 3.01 Ownership.

(a) As between the Parties, Licensee acknowledges and agrees that (a) Licensor owns the Licensor IP, (b) neither Licensee, nor its Affiliates or its Sublicensees, will acquire any rights in the Licensor IP, except for the licenses and sublicenses granted pursuant to Sections 2.01 and 2.02, and (c) Licensee shall not, and shall cause its Affiliates and its Sublicensees to not, represent that they have an ownership interest in any of the Licensor IP.

(b) To the extent that a Party (the “Assigning Party”), its Affiliates, or its Sublicensees are assigned or otherwise obtain ownership of any right, title, or interest in or to any Intellectual Property in contravention of the foregoing Section 3.01(a), such Assigning Party hereby assigns, and shall cause its Affiliates and Sublicensees to assign, to the other Party all such right, title, and interest. Upon such other Party’s request, the Assigning Party shall, at its own cost and expense, take all reasonable actions, including executing all assignments and other documents, necessary to perfect or record such other Party’s right, title, and interest in and to such Intellectual Property.

(c) As between the Parties, each Party shall own all improvements and modifications made by or on behalf of such Party with respect to the Licensed IP; provided that, with respect to Licensee, such improvements and modifications shall not include, and shall be subject to the provisions of this Agreement as they concern, the Licensed IP to which such improvements or modifications are made.

ARTICLE IV

PROSECUTION, MAINTENANCE AND ENFORCEMENT

Section 4.01 Responsibility. Subject to Section 4.02, Licensor shall be solely responsible for filing, prosecuting, and maintaining all Patents within the Licensor IP, in Licensor’s sole discretion. Licensor shall be responsible for any costs associated with filing, prosecuting, and maintaining such Patents.

Section 4.02 Defense and Enforcement. Licensor shall have the sole right, but not the obligation, to elect to bring an Action or enter into settlement agreements regarding the Licensor IP, at Licensor’s sole cost and expense.

Section 4.03 No Additional Obligations. This Agreement shall not obligate either Party to disclose to the other Party, or maintain, register, prosecute, pay for, enforce, or otherwise manage any Intellectual Property except as expressly set forth herein.

ARTICLE V

DISCLAIMERS; LIMITATIONS ON LIABILITY AND REMEDIES

Section 5.01 Disclaimer of Warranties. Except as expressly set forth herein, the Parties acknowledge and agree that the Licensor IP is provided as-is, that the Licensee assume all risks and Liability arising from or relating to its use of and reliance upon the Licensor IP and each Party makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE LICENSOR IP, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NONINFRINGEMENT, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS OF LICENSED IP FOR A PARTICULAR PURPOSE.

Section 5.02 Compliance with Laws and Regulations. Each Party hereto shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. FOR THE AVOIDANCE OF DOUBT AND NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EACH PARTY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED OBLIGATION OR WARRANTY OF THE LICENSOR IP THAT COULD BE CONSTRUED TO REQUIRE LICENSOR TO PROVIDE LICENSOR IP HEREUNDER IN SUCH A MANNER TO ALLOW A LICENSEE TO ITSELF COMPLY WITH ANY LAW APPLICABLE TO THE ACTIONS OR FUNCTIONS OF SUCH LICENSEE.

ARTICLE VI

LIABILITY AND INDEMNIFICATION

Section 6.01 Procedures. The provisions of Article VI of the Separation Agreement shall govern any and all Liabilities or indemnification (including any Indemnifiable Losses) under or in connection with this Agreement, whether arising from statute, principle of common or civil law, principles of strict liability, tort, contract or otherwise under or in connection with this Agreement.

ARTICLE VII

CONFIDENTIALITY

Section 7.01 Disclosure and Use Restrictions.

(a) Notwithstanding any termination of this Agreement, each of Danaher and Fortive shall hold, and shall cause their respective officers, employees, agents, consultants and advisors to hold, in strict confidence (and not to disclose or release or use, including for any ongoing or future commercial purpose, without the prior written consent of the Party to whom the Confidential Information relates (which may be withheld in such Party’s sole and absolute discretion, except where disclosure is required by applicable Law)), any and all Confidential Information concerning or belonging to the other Party or its Affiliates; provided that each Party may disclose, or may permit disclosure of, Confidential Information (i) to its respective auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such Information or auditing and other non-commercial purposes and are informed of the obligation to hold such Information confidential and in respect of whose failure to comply with such obligations, the applicable Party will be responsible, (ii) if any Party or any of its respective Subsidiaries is required or compelled to disclose any such Confidential Information by judicial or administrative process or by other requirements of Law or stock exchange rule or is advised by outside counsel in connection with a proceeding brought by a Governmental Entity that it is advisable to do so, (iii) as required in connection with any legal or other proceeding by one Party against any other Party or in respect of claims by one Party against the other Party brought in a proceeding, (iv) as necessary in order to permit a Party to prepare and disclose its financial statements in connection with any regulatory filings or Tax Returns, (v) as necessary for a Party to enforce its rights or perform its obligations under this Agreement, (vi) to Governmental Entities in accordance with applicable procurement regulations and contract requirements or (vii) to other Persons in connection with their evaluation of, and negotiating and consummating, a potential strategic transaction, to the extent reasonably necessary in connection therewith, provided an appropriate and customary confidentiality agreement has been entered into with the Person receiving such Confidential Information. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made by a Third Party pursuant to clause (ii), (iii), (v) or (vi) above, each Party, as applicable, shall promptly notify (to the extent permissible by Law) the Party to whom the Confidential Information relates of the existence of such request, demand or disclosure requirement and shall provide such affected Party a reasonable opportunity to seek an appropriate protective order or other remedy, which such Party will cooperate in obtaining to the extent reasonably practicable. In the event that such appropriate protective order or other remedy is not obtained, the Party which faces the disclosure requirement shall furnish only that portion of the Confidential Information that is required to be disclosed and shall take commercially reasonable steps to ensure that confidential treatment is accorded such Confidential Information.

(b) Each Party acknowledges that it and the other members of its Group may have in its or their possession confidential or proprietary Information of third parties that was received under confidentiality or non-disclosure agreements with such third party while such Party and/or members of its Group were part of the Danaher Group. Each Party shall comply, and shall cause the other members of its Group to comply, and shall cause its and their respective officers, employees, agents, consultants and advisors (or potential buyers) to comply, with all terms and conditions of any such third-party agreements entered into prior to the Effective Date, with respect to any confidential and proprietary Information of third parties to which it or any other member of its Group has had access.

(c) Notwithstanding anything to the contrary set forth herein, (i) the Parties shall be deemed to have satisfied their obligations hereunder with respect to Confidential Information if they exercise at least the same degree of care that applies to Danaher’s confidential and proprietary information pursuant to policies in effect as of the Effective Date and (ii) confidentiality obligations provided for in any Contract between each Party or its Subsidiaries and their respective employees shall remain in full force and effect. Notwithstanding anything to the contrary set forth herein, Confidential Information of any Party in the possession of and used by any other Party as of the Effective Date may continue to be used by such Party in possession of the Confidential Information in and only in the operation of the Fortive Business (in the case of the Fortive Group) or the Danaher Business (in the case of the Danaher Group); provided that such Confidential Information may only be used by such Party and its officers, employees, agents, consultants and advisors in the specific manner and for the specific purposes for which it is used as of the date of this Agreement; and may only be shared with additional officers, employees, agents, consultants and advisors of such Party on a need-to-know basis exclusively with regard to such specified use; provided, further that such Confidential Information may be used only so long as the Confidential Information is maintained in confidence and not disclosed in violation of Section 7.01(c).

(d) The Parties agree that irreparable damage may occur in the event that the provisions of this Section 7.01 were not performed in accordance with their specific terms. Accordingly, it is hereby agreed that the Parties shall be entitled to seek an injunction or injunctions to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 7.02 Survival. The confidentiality and nondisclosure obligations of this Article VII shall survive the expiration or termination of this Agreement.

ARTICLE VIII

TERM

Section 8.01 Term. The term of this Agreement shall (a) with respect to each Patent that is included in Licensor IP, expire upon expiration of the last Valid Claim included in such Patent, and (b) with respect to all Know-How that is licensed or sublicensed hereunder, be perpetual. Except as otherwise expressly set forth in Section 8.02, this Agreement may not be terminated unless agreed to in writing by the Parties.

Section 8.02 Effect of Expiration and Termination; Accrued Rights; Survival.

(a) Accrued Rights. Upon the earlier of expiration or termination of this Agreement, in part or in its entirety, all licenses and rights granted to Licensee with respect to the Intellectual Property to which such expiration or termination relates shall immediately cease. Expiration and termination of this Agreement, in part or in its entirety, shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such expiration and termination (as applicable).

(b) Termination of Sublicenses. Any sublicenses that have been granted to a Sublicensee with respect to the Intellectual Property subject to expiration or termination of this Agreement, in part or in its entirety, shall automatically terminate upon such expiration or termination.

(c) Return/Destruction of Materials. Upon termination of this Agreement pursuant to Section 8.02 by Danaher, Fortive shall, and shall ensure that the Fortive Sublicensees, within fifteen (15) Business Days of any request by Danaher, return to Danaher, or at Danaher’s election destroy all Danaher Licensed Know-How that is in their possession or control as of the date of termination.

(d) Surviving Obligations. Expiration and termination of this Agreement, in part or in its entirety, shall not terminate Licensee’s obligation to pay the Pass-Through Royalties and all other amounts for which Licensee is obligated to reimburse Licensor hereunder that have accrued prior to the effective date of such expiration or termination (as applicable). The following provisions of this Agreement, together with all other provisions of this Agreement that expressly specify that they survive, shall survive expiration and termination of this Agreement, in part or in its entirety: Section 2.04, Articles III, VI, VII, X and this Section 8.02(d).

ARTICLE IX

MISCELLANEOUS

Section 9.01 Entire Agreement; Construction. This Agreement, including the Exhibits and Schedules, and the Separation Agreement and other Ancillary Agreements shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. In the event of any conflict between this Agreement and the Tax Matters Agreement, the terms and conditions of the Tax Matters Agreement shall govern.

Section 9.02 Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 9.03 Notices. All notices, requests, claims, demands and other communications under this Agreement and, to the extent applicable and unless otherwise provided therein, under each of the Ancillary Agreements shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.03):

To Danaher:

Danaher Corporation

2200 Pennsylvania Ave., NW - Suite 800W

Washington, DC 20037-1701

Attn: General Counsel

To Fortive:

Fortive Corporation

6920 Seaway Blvd.

Everett, WA 98203

Attn: General Counsel

Section 9.04 Waivers. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and its Group).

Section 9.05 Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other Party (not to be unreasonably withheld or delayed), and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable, in whole or in part, to (i) an Affiliate of a Party, or (ii) a bona fide third party in connection with a merger, reorganization, consolidation or the sale of assets of a party or its Affiliates hereto related to this Agreement so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant party hereto.

Section 9.06 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted assigns.

Section 9.07 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Date, to the extent such Subsidiary remains a Subsidiary of the applicable Party.

Section 9.08 Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, Liability, reimbursement, claim of Action or other right in excess of those existing without reference to this Agreement.

Section 9.09 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 9.10 Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

Section 9.11 Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 9.12 Dispute Resolution. The provisions of Article VIII of the Separation Agreement shall govern any Dispute under or in connection with this Agreement.

Section 9.13 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.14 Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

Section 9.15 Interpretation. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. Wherever the words “include,” “includes” or

“including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to “dollar” or “$” contained herein are to United States Dollars (unless otherwise specified). The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 9.16 No Waiver. No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.

DANAHER CORPORATION

By:
Name:
Title:

FORTIVE CORPORATION

By:
Name:
Title: